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                                                                   EXHIBIT 10.15


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED (THE "GEORGIA ACT"), IN RELIANCE UPON AN EXEMPTION CONTAINED IN THE GEORGIA ACT, AND HAS NOT BEEN REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, NOR WILL ANY ASSIGNEE OR TRANSFEREE OF THIS NOTE BE RECOGNIZED BY THE CORPORATION AS HAVING AN INTEREST IN SUCH NOTE, IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE UNDER THE GEORGIA ACT, THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAW OR (II) AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE TRANSACTION BY WHICH SUCH NOTE WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, IS OTHERWISE IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACTS.



                                 PROMISSORY NOTE

                                                                November 9, 1999

         comstar.net, inc., a Georgia corporation (the "Corporation"), unconditionally promises to pay to the order of DR. SAMUEL F. DAYTON the principal sum of One Hundred Forty Thousand and 00/100 Dollars ($140,000.00), or, if less, the aggregate unpaid balance of all loans made by the holder to the Corporation, in legal tender of the United States, with an initial simple interest rate thereon as of the date of this Promissory Note (this "Note") of ten percent (10%) per annum on the unpaid balance. All unpaid principal and all accrued and unpaid interest shall be due and payable in full on the earlier of
(a) the closing date of the Corporation's initial public offering of its common stock by Scott & Stringfellow, Inc. and SunTrust Equitable Securities as managing underwriters, or (b) January 15, 2000.

         The Corporation covenants, promises and agrees as follows:

         1. INTEREST. Interest shall be calculated on the basis of three hundred sixty (360) days per year for the actual number of days elapsed. All payments of principal or interest shall be made at Gainesville, Georgia or at such other place as may be designated by the holder. All payments received from the Corporation will be applied first to interest to the extent then accrued and then to principal.

         2. PREPAYMENT. This Note is subject to prepayment at the option of the Corporation in whole or in part before its maturity date at any time and from time to time without penalty or premium..

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         3.       DEFAULT.

                  3.1 The entire unpaid balance of the principal amount and all interest accrued and unpaid on this Note shall, at the election of the holder, be and become immediately due and payable upon the occurrence of any of the following events (a "Default Event"):

                           (a)      the nonpayment by the Corporation when due
of principal and interest or principal or interest or of any other payment as provided in this Note; or

                           (b)      if the Corporation (i) applies for or
consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its property; (ii) becomes generally unable to pay its debts as they become due;
(iii) makes a general assignment for the benefit of creditors or becomes insolvent; (iv) files or is served with any petition for relief under the federal Bankruptcy Code or any similar federal or state statute; (v) has any judgment entered against it in excess of $50,000.00 in any one instance or in the aggregate during any consecutive 12-month period or has any attachment or levy made to or against any of its property or assets; (vi) defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vii) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against any of its property or assets.

                  3.2 If the maturity date of this note is accelerated as provided in this paragraph, this Note shall bear interest at the simple interest rate of fourteen (14%) per annum, commencing on the date of such acceleration without further notice. Each right, power or remedy of the holder upon the occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         4.       MISCELLANEOUS.

                  4.1. No failure or delay by the holder to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a default for failure to effect such payment of any such other amount.

                  4.2. The failure of the holder to give notice of any failure or breach of the Corporation under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

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                  4.3.     All notices and communications under this Note shall
be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class United States certified mail, postage prepaid, and addressed as follows:

                           if to the Corporation, to:

                           comstar.net, inc.
                           2812 Spring Road, Suite 210
                           Atlanta, Georgia 30339

                           with a copy to:

                           Charles D. Vaughn, Esq.
                           Nelson Mullins Riley & Scarborough, L.L.P.
                           999 Peachtree Street, N.E., Suite 1400
                           Atlanta, Georgia  30309

                           and, if to the holder, to the address of the holder on the books of the Corporation.

                  Any notice of communication shall be deemed given and received as of the date of such delivery or if mailed, on the fourth day after the same is deposited in the mail.

                  4.4 Nothing contained in this Note shall be deemed to establish or require the payment of interest to the holder at a rate in excess of the maximum rate permitted by Applicable Law (meaning each applicable law, statute, code, act, ordinance, order, judgment, decree, injunction, rule, regulation and other requirement of each governmental authority having jurisdiction over the subject matter). If the rate of interest required to be paid under this Note exceeds the maximum rate permitted by Applicable Law, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate permitted by Applicable Law, and any amounts collected in excess of the permissible amount shall be deemed a prepayment of principal on this Note (and provided that if this Note has been or would thereby be paid in full, then any such excess amount shall be promptly refunded to the Corporation).

                  4.5. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, or, where applicable, the laws of the United States.

                  4.6. This Note constitutes the full and entire understanding between the Corporation and the holder and supercedes all prior oral or written agreements and understandings relating to the subject matter hereto. Neither this Note nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Corporation and the holder.

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                  4.7      In addition to all principal and accrued interest on
this Note, the Corporation agrees to pay (a) all reasonable costs and expenses incurred by the holder of this Note in collecting any amounts owing under this Note through any reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees actually incurred when and if this Note is placed in the hands of an attorney for collection after default.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be executed and sealed by its duly authorized officers.


                                comstar.net, inc.



                                By:       /s/ Samuel F. Dayton
                                   ---------------------------------------
                                    Samuel F. Dayton, President


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